Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	June 2022

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, payable June 30, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0197	19%	0.1557	24%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0853	81%	0.4893	76%
Total (per common share)	0.1050	100%	0.6450	100%

Average annual total return (in relation to NAV) for the 5 years ending on 5/31/2022				0.69%
Annualized current distribution rate expressed as a percentage of NAV as of 5/31/2022				7.70%

Cumulative total return (in relation to NAV) for the fiscal year through 5/31/2022				12.58%
Cumulative fiscal year distributions as a percentage of NAV as of 5/31/2022				3.94%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211  |  Main 1-913-981-1020  |  Fax 1-913-981-1021  |  www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	July 2022

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on July 29, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0197	19%	0.1755	23%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0853	81%	0.5745	77%
Total (per common share)	0.1050	100%	0.7500	100%

Average annual total return (in relation to NAV) for the 5 years ending on 6/30/2022				-1.61%
Annualized current distribution rate expressed as a percentage of NAV as of 6/30/2022				8.79%

Cumulative total return (in relation to NAV) for the fiscal year through 6/30/2022				-0.48%
Cumulative fiscal year distributions as a percentage of NAV as of 6/30/2022				5.23%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211  |  Main 1-913-981-1020  |  Fax 1-913-981-1021  |  www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	August 2022

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on August 31, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0197	19%	0.1950	23%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0853	81%	0.6600	77%
Total (per common share)	0.1050	100%	0.8550	100%

Average annual total return (in relation to NAV) for the 5 years ending on 7/31/2022				-0.20%
Annualized current distribution rate expressed as a percentage of NAV as of 7/31/2022				8.06%

Cumulative total return (in relation to NAV) for the fiscal year through 7/31/2022				9.31%
Cumulative fiscal year distributions as a percentage of NAV as of 7/31/2022				5.47%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211  |  Main 1-913-981-1020  |  Fax 1-913-981-1021  |  www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	September 2022

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on September 30, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0203	19%	0.2125	22%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0847	81%	0.7475	78%
Total (per common share)	0.1050	100%	0.9600	100%

Average annual total return (in relation to NAV) for the 5 years ending on 8/31/2022				0.63%
Annualized current distribution rate expressed as a percentage of NAV as of 8/31/2022				8.06%

Cumulative total return (in relation to NAV) for the fiscal year through 8/31/2022				10.23%
Cumulative fiscal year distributions as a percentage of NAV as of 8/31/2022				6.14%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211  |  Main 1-913-981-1020  |  Fax 1-913-981-1021  |  www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	October 2022

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on October 31, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0197	19%	0.2317	22%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0853	81%	0.8333	78%
Total (per common share)	0.1050	100%	1.0650	100%

Average annual total return (in relation to NAV) for the 5 years ending on 9/30/2022				-1.37%
Annualized current distribution rate expressed as a percentage of NAV as of 9/30/2022				8.84%

Cumulative total return (in relation to NAV) for the fiscal year through 9/30/2022				1.31%
Cumulative fiscal year distributions as a percentage of NAV as of 9/30/2022				7.47%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211  |  Main 1-913-981-1020  |  Fax 1-913-981-1021  |  www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	November 2022

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on November 30, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0211	20%	0.2554	22%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0701	67%	0.0326	3%
Return of Capital	0.0138	13%	0.8820	75%
Total (per common share)	0.1050	100%	1.1700	100%

Average annual total return (in relation to NAV) for the 5 years ending on 10/31/2022				1.09%
Annualized current distribution rate expressed as a percentage of NAV as of 10/31/2022				8.14%

Cumulative total return (in relation to NAV) for the fiscal year through 10/31/2022				10.85%
Cumulative fiscal year distributions as a percentage of NAV as of 10/31/2022				7.56%

You should not draw any conclusions about TPZ’s investment performance from the amount of this distribution or from the terms of TPZ’s distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ’s website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211  |  Main 1-913-981-1020  |  Fax 1-913-981-1021  |  www.TortoiseEcofin.com